UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 26, 2007

FEDERATED DEPARTMENT STORES, INC.

7 West Seventh Street, Cincinnati, Ohio 45202 (513) 579-7000

-and-

151 West 34th Street, New York, New York 10001 (212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

     On February 27, 2007, Federated Department Stores, Inc. ("Federated") announced that its Board of Directors had increased the authorization for repurchases of Federated common stock pursuant to Federated's existing repurchase program by an additional $4 billion.

     In connection with the share repurchase authorization, on February 26, 2007, Federated entered into accelerated share repurchase programs pursuant to a "fixed share" letter agreement and a "variable term" letter agreement (the "ASR Agreements"), each with Credit Suisse, New York Branch ("CSNY"), and concurrently repurchased from CSNY 45 million shares of Federated's common stock at an aggregate initial price of approximately $2 billion. Under the ASR Agreements, Federated may receive or be required to pay purchase price adjustments following the completion of the accelerated share repurchase programs. The purchase price adjustments will be based on the volume-weighted average price per share of Federated's common stock during the terms of the programs described in the ASR Agreements. The purchase price adjustments can be settled, at the option of Federated, in shares of its common stock or in cash.

     The foregoing description of the ASR Agreements does not purport to be complete and is qualified in its entirety by the provisions of the ASR Agreements, which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and incorporated herein by reference.

On February 27, 2007, Federated issued a press release announcing the ASR Agreements. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

	(d)	Exhibits

		10.1	Letter Agreement, dated February 26, 2007, between Federated and Credit Suisse, New York Branch, related to Accelerated Share Repurchase Transaction

		10.2	Letter Agreement, dated February 26, 2007, between Federated and Credit Suisse, New York Branch, related to Variable Term Accelerated Share Repurchase Transaction

		99.1	Press Release of Federated dated February 27, 2007.

FEDERATED DEPARTMENT STORES, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED DEPARTMENT STORES, INC.

Dated: February 27, 2007	By: /s/ Dennis J. Broderick
Name: Dennis J. Broderick
Title: Senior Vice President, General Counsel and Secretary

Index to Exhibits

Index Number

10.1	Letter Agreement, dated February 26, 2007, between Federated and Credit Suisse, New York Branch, related to Accelerated Share Repurchase Transaction

10.2	Letter Agreement, dated February 26, 2007, between Federated and Credit Suisse, New York Branch, related to Variable Term Accelerated Share Repurchase Transaction

99.1	Press Release of Federated dated February 27, 2007.